The PNC Financial Services Group, Inc. Goldman Sachs Financial Services CEO Conference 2007 New York December 12, 2007 Exhibit 99.1

This presentation contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance and asset quality. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at www.pnc.com/investorevents. We provide greater detail regarding these factors in our 2006
Form 10-K, including in the Risk Factors and Risk Management sections, and in our current quarter 2007 Form 10-Q and other SEC reports (accessible on the SEC’s website at www.sec.gov and on or through our corporate website).
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of the deconsolidation of BlackRock near the end of third quarter 2006 and the impact of certain types of items. Adjusted results reflect, as applicable, the following types of adjustments: (1) 2006 and earlier periods reflect the impact of the deconsolidation of BlackRock by adjusting as if we had recorded our BlackRock investment on the equity method prior to its deconsolidation; (2) adjusting the 2006 periods to exclude the impact of the third quarter 2006 gain on the BlackRock/MLIM transaction and losses on the repositioning of PNC’s securities and mortgage loan portfolios; (3) adjusting fourth quarter 2006 and the 2007 periods to exclude the net mark-to-market adjustments on PNC’s remaining BlackRock LTIP shares obligation and, as applicable, the gain PNC recognized in first quarter 2007 in connection with the company’s transfer of BlackRock shares to satisfy a portion of its BlackRock LTIP shares obligation; (4)
adjusting all 2007 and 2006 periods to exclude, as applicable, integration costs related to acquisitions and to the BlackRock/MLIM transaction; and (5) adjusting, as appropriate, for the tax impact of these adjustments. We have provided these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented, in addition to providing a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact of deconsolidation on various components of our income statement and balance sheet. We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities on those operations. While we have not provided other adjustments for the periods discussed, this is not intended to imply that there could not have been other similar types of adjustments, but any such adjustments would not have been similar in magnitude to the amount of the adjustments shown. In certain discussions, we may also provide revenue information on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under
“About PNC – Investor Relations.”
Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information

Performance validates business model Investing for the future Differentiation to drive growth PNC’s Differentiation

PNC
16% CAGR
2004
2005
2006
2007
PNC
15% CAGR
2004
2005
2006
2007
PNC
19% CAGR
2004
2005
2006
2007

PNC

Growing Our Balance Sheet
As of September 30
$77B
$93B
$98B
$131B
Peer net
loan CAGR
14%
(1) Peer reflects CAGR of the average of the super-regional banks identified in the Appendix other than PNC.
$51B
$42B
$60B
$50B
$65B
$48B
$78B
$65B
Peer deposit
CAGR
10%
Peer asset
CAGR
11%
Net loans
Deposits Assets
1
1
1

2004 2005 2006 2007
Delivering the Bottom Line
2004 2005 2006 2007
For the Nine Months
Ended September 30
$890MM
$970MM
$1.12B
(as adjusted,
$2.22B as reported)
$1.34B
(as adjusted,
$1.29B as reported)
(1) As adjusted. As reported net income CAGR 13%; diluted earnings per share CAGR 7%. Adjusted net income and diluted earnings per share for the nine months ended September 30, 2006 and 2007 are reconciled to GAAP figures in the Appendix. (2) Peer reflects CAGR of the average of the super-regional banks identified in the Appendix other than PNC.
Peer net
income CAGR
7%
For the Nine Months
Ended September 30
$3.13
$3.35
$3.77
(as adjusted,
$7.46 as reported)
$4.00
(as adjusted,
$3.85 as reported)
Peer diluted
EPS CAGR
1%
Diluted Earnings Per Share Net Income
2
2

$0
$1
$2
$3
$4
$5
$6
$7
2004 2005 2006
Revenue
9%
Creating Positive Operating Leverage
Generating Capital by Growing Revenues Faster Than Expenses
billions
Compound Annual
Growth Rate
(2004 – 2006)
Adjusted Revenue
(as reported $5.5 billion, $6.3 billion, $8.6 billion for 2004, 2005, 2006, respectively)
Adjusted Noninterest Expense
(as reported $3.7 billion, $4.3 billion, $4.4 billion for 2004, 2005, 2006, respectively)
Adjusted Net Income
(as reported $1.2 billion, $1.3 billion, $2.6 billion for 2004, 2005, 2006, respectively)
Net Income
12%
$1.2
$1.3
$1.5
Expense
7%
Revenue                +20%
Expense                  +15%
Net Income            +19%
Trend Continues¹
(1) As reported: revenue (28%), expense (11%), net income (42%). Adjusted amounts are reconciled to GAAP in the Appendix.
Nine months ended September 30, as adjusted
2007 vs 2006

WB        0.19%
RF 0.27
PNC 0.30
CMA 0.32
STI 0.35
KEY 0.35
BBT 0.41
USB 0.54
NCC 0.54
FITB 0.60
WFC 1.02
USB        318%
PNC 251
RF 182
CMA 176
BBT 171
KEY 168
WFC 142
WB 117
FITB 117
NCC 113
STI 93
Credit Discipline Reflected in
Reserves and Losses
Proactively Assessing Credits
For the three months ended September 30, 2007.  Source: SNL DataSource, PNC as reported
3Q07
Managing the Risk
3Q07
Net Charge-offs to Average Loans
Reserves to Nonperforming Assets

PNC        58%
USB 52
FITB 48
WFC 46
WB 42
STI 42
BBT 42
KEY 41
RF 39
NCC 37
CMA 30
Building a Diversified Business Mix
High Fee Income Contribution
YTD07
(1) For the nine months ended September 30, 2007.  (2) As of September 30, 2007. (3) Reconciled to GAAP in the Appendix.  Source: SNL
DataSource, PNC as reported
Less Net Interest Income Dependent
Noninterest Income to Total Revenue¹
50%
without
PFPC and
BlackRock³
PNC   84%
RF 101
STI 104
BBT 104
WB 106
KEY 108
WFC 108
FITB 110
NCC 114
CMA 118
USB 121
Loans to Deposits²
3Q07

Performance validates business model Investing for the future Differentiation to drive growth PNC’s Differentiation

PNC
United Trust
Riggs
Mercantile
Yardville
Sterling*
PNC
PNC
United Trust
Riggs
Mercantile
Yardville
Sterling*
PNC

Projected 5-Year Population Growth
$60,949
$56,250
$69,270
$54,620
$73,965
$69,363
$66,273
Median Household Income
Improving Our Demographics
3.7%
6.0%
2.0%
3.4%
8.4%
10.0%
3.9%
2003 Proforma
Acquisitions
2003 Proforma
Acquisitions
Amounts based on data at time of acquisition announcement. United Trust data reflects demographics of footprint counties weighted by households. Mercantile, Yardville and Sterling data reflect demographics of footprint counties of that company, or by MSA in the case of
Riggs, weighted by deposits. PNC 2003 and PNC Proforma amounts reflect demographics, weighted by deposits, of PNC’s 68 county footprint and 105 county footprint, respectively, including the impact of PNC’s ongoing branch optimization process. PNC and Mercantile headquarter offices excluded for purposes of deposit weighting. Source: SNL DataSource. *Pending.

16% CAGR
thousands

+47% Fee Growth
millions

+310 Basis Points

$0
$4
$8
$12
$16
$20
1Q06 3Q07
Asset Management Service Charges
Brokerage Corporate Services
Consumer and Other
Executing in the Greater Washington
Area (“GWA”)
40.5%
43.6%
0
25
50
75
100
125
Deepening Relationships and Growing Noninterest Income*
GWA noninterest income
to total revenue
PNC - GWA Retail Relationships
(1) Riggs transaction completed May 2005
PNC GWA Region
*Excludes the impact of Mercantile
June 30
2005¹
Sept 30
2007
PNC - GWA Fee Growth
+14%
+48%
+45%
+96%
+38%
GWA business checking relationships
GWA consumer checking relationships
1Q06
3Q07

Transforming the Business Model High Growth Product Focus
Albridge Solutions, Inc.
To…
Integrated
Provider
Leveraging Our Global Fund Servicing
Platform
From
Processor
Unified client views
Performance reporting
$0
$100
$200
$300
$400
$500
$600
$700
Emerging Product
Revenue
Core Product
Revenue
Sept 04 Sept 07
21%
28%
72%
79%
Emerging product
revenue
3-yr CAGR 18%
For the nine months ended

Leveraging Corporate & Institutional
Relationships to Grow Noninterest Income
$0
$200
$400
$600
$800
Major Product Revenue¹
(1) Represents consolidated PNC amounts
2006
2007
For the nine months ended
Capital Markets
Treasury Management
Midland Loan Services
Commercial Loan Servicing
CMBS Servicing Portfolio
Institutional Servicing Portfolio
Agency Servicing Portfolio
Construction Loan Administration
Government Services
Foreign exchange
Derivatives
Loan syndications
M&A advisory services
Securities underwriting
Securities sales and trading
Cash and investment management
Receivables management
Disbursement services
Funds transfer services
Information reporting
Global trade services
Deepening Relationships with Fee Based Products and Services

Leveraging Corporate & Institutional Banking
Channels to Grow Low Cost Deposits
3Q06 4Q06 3Q07
Corporate & Institutional Banking
Average Deposits
Total deposits
$13.6 billion
Treasury
Management
74%
Midland
25%
Other
1%
Midland
40%
Treasury
Management
59%
For the three months ended
$10.5B
$11.8B
$13.6B
Noninterest bearing
$7.2 billion

$0
$10
$20
$30
$40
$50
Nov Dec  Jan  Feb  Mar  Apr  May Jun  Jul  Aug  Sep  Oct  Nov
2006
CMBS Originations –
A Strategic Business with
Unprecedented Liquidity Issues and Spread Widening
Focused on risk adjusted returns,
supports our servicing activity
High quality HFS credit portfolio
consistent with moderate risk
profile
Unprecedented market volatility
across entire non-government and
non-agency markets
As of November 30, 2007,
commercial mortgages held for
sale were approximately $1.5B
with $55 million of losses
Committed to the business
0
25
50
75
100
125
Market Volatility Impact on CMBS
10 Year, AAA Spread
over swaps, bps
CMBS Spreads
Nov ’07
+121
2001     2002    2003    2004     2005    2006     2007
US CMBS Securitizations
Context
Sept ’07
+65
Source:  Commercial Mortgage Alert
2007

Performance validates business model Investing for the future Differentiation to drive growth PNC’s Differentiation

Foster Innovation Strengthen the brand Engage Employees Create a sense of urgency PNC’s Differentiation – Focus on Execution

Brand Equity Contribution to Market Cap Home Appliances Motor Vehicles Restaurants Toiletries/ Cosmetics Retailers Banks 16.1% 14.8% 13.3% 13.3% 11.5% 6.8% Source: CoreBrand

Foster Innovation Strengthen the brand Engage Employees Create a sense of urgency PNC’s Differentiation – Focus on Execution

Performance validates business model Investing for the future Differentiation to drive growth Summary

Cautionary Statement Regarding
Forward-Looking Information
Appendix
We make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.
Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will”, “project”
and other similar words and expressions.
Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties. We provide greater detail regarding some of these factors in our
Form 10-K for the year ended December 31, 2006, including in the Risk Factors and Risk Management sections of that report, and in our current quarter 2007
Form 10-Q and other SEC reports. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at
www.pnc.com under “About PNC – Investor Relations – Financial Information.”
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
•Changes in interest rates and valuations in the debt, equity and other financial markets.
•Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
•Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
•Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
•Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•A continuation of recent turbulence in significant portions of the global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting the economy generally.
•Our operating results are affected by our liability to provide shares of BlackRock common stock to help fund certain BlackRock long-term incentive plan (“LTIP”)
programs, as our LTIP liability is adjusted quarterly (“marked-to-market”) based on changes in BlackRock’s common stock price and the number of remaining committed shares, and we recognize gain or loss on such shares at such times as shares are transferred for payouts under the LTIP programs.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include: (a) the unfavorable resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, our failure to satisfy the requirements of agreements with governmental agencies, and regulators’ future use of supervisory and enforcement tools; (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, education lending, and the protection of confidential customer information; and (e) changes in accounting policies and principles.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s 2006 Form 10-K, including in the Risk Factors section, and in BlackRock’s other filings with the SEC, accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com.
We grow our business from time to time by acquiring other financial services companies, including our pending Sterling Financial Corporation (“Sterling”)
acquisition. Acquisitions in general present us with risks other than those presented by the nature of the business acquired. In particular, acquisitions may be substantially more expensive to complete (including as a result of costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected. In some cases, acquisitions involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in these new areas. As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, Sterling’s or other company’s actual or anticipated results.
Cautionary Statement Regarding
Forward-Looking Information (continued)
Appendix

The PNC Financial Services Group, Inc. and Sterling Financial Corporation will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States
Securities and Exchange Commission (the “SEC”). WE URGE INVESTORS TO READ THE PROXY
STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION
WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors will be able to obtain these documents free of charge at the SEC’s web site at
http://www.sec.gov. In addition, documents filed with the SEC by The PNC Financial Services Group, Inc.
will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the
SEC by Sterling Financial Corporation will be available free of charge from Sterling Financial Corporation by contacting Shareholder Relations at (877) 248-6420.
The directors, executive officers, and certain other members of management and employees of Sterling
Financial Corporation are participants in the solicitation of proxies in favor of the merger from the shareholders of Sterling Financial Corporation. Information about the directors and executive officers of
Sterling Financial Corporation is included in the proxy statement for its May 8, 2007 annual meeting of shareholders, which was filed with the SEC on April 2, 2007. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
Additional Information About The PNC/Sterling
Financial Corporation Transaction
Appendix

CMBS Supplemental Information
Appendix
PNC CMBS Portfolio
Spread Volatility
0
2
4
6
8
10
12
14
10 Year, AAA CMBS vs swaps, bps
Weekly CMBS Spread Volatility
(03/29/05 – 12/04/07)
2005       2006                        2007
Source:  JPMorgan
08/01/07
11/19/07
High quality portfolio
-Internal assessment of 85%+
AAA equivalent
-Modest level of kick-outs
-Weighted average loan to
value of 72% with
conservative escrows
-Average debt service
coverage of 1.3x with 90%+
amortizing loans versus
common trend of extended
term interest-only financing

Non-GAAP to GAAP
Reconcilement
Earnings Summary – Nine Months Ended
Appendix
NINE MONTHS ENDED
In millions, except per share data Adjustments,
Net Diluted
Adjustments,
Net Diluted
Pretax
Income EPS
Pretax
Income EPS
Net income, as reported $1,289 $3.85 $2,219 $7.46
Adjustments:
  BlackRock LTIP (a) $(1) (1)
  Integration costs (b) 72                  49                  .15                 $91 39                  .13
  Gain on BlackRock/MLIM transaction (c) (2,078) (1,293)            (4.35)
  Securities portfolio rebalancing loss (c) 196 127                .43
  Mortgage loan portfolio repositioning loss (c) 48 31                  .10
Net income, as adjusted $1,337 $4.00 $1,123 $3.77
September 30
NINE MONTHS ENDED 2004 2005 2006 2007 CAGR
Net income, as reported
$890 $970 $2,219 $1,289 13%
Net income, as adjusted 890 970 1,123 1,337
15%
Diluted earnings per share, as reported 3.13 3.35 7.46 3.85
7%
Diluted earnings per share, as adjusted $3.13 $3.35 $3.77 $4.00
9%
(c) Included in noninterest income on a pretax basis.
September 30, 2007 September 30, 2006
(a) Includes the impact of the gain recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of PNC's BlackRock LTIP shares obligation and the net mark-to-market adjustment on PNC's remaining BlackRock LTIP shares obligation.
(b) In addition to acquisition integration costs related to recent or pending PNC acquisitions reflected in the 2007 period presented, both the 2007 and the 2006 periods presented include BlackRock/MLIM transaction integration costs. BlackRock/MLIM transaction integration costs recognized by PNC for the first nine months of 2007 were included in noninterest income as a negative component of the "Asset management" line item, which includes the impact of PNC's equity earnings from PNC's investment in
BlackRock. The first nine months of 2006 BlackRock/MLIM transaction integration costs were included in noninterest expense.

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – For the Nine Months Ended September 30
Appendix
NINE MONTHS ENDED
In millions As Reported  Adjustments
As Adjusted (a)
As Reported  Adjustments
As Adjusted (b)
Net interest income $2,122 $2,122 $1,679 ($10) $1,669
Net interest income:
% Change As
Reported
% Change As
Adjusted
     Loans
806                806               682                (10)               672             18% 20%
     Deposits 1,316             1,316            997                997             32% 32%
Noninterest Income
2,956             $4 2,960            5,358             (2,777)          2,581           (45%) 15%
Total revenue 5,078             4                  5,082            7,037             (2,787)          4,250           (28%) 20%
Loan net interest income as a % of total revenue 15.9% 15.9% 9.7% 15.8%
Deposit net interest income as a % of total revenue
25.9% 25.9% 14.2% 23.5%
Noninterest income as a % of total revenue 58.2% 58.2% 76.1% 60.7%
Provision for credit losses 127 127 82 82
Noninterest income
2,956 4                  2,960 5,358 (2,777)          2,581
Noninterest expense 3,083 (67) 3,016 3,474 (856) 2,618 (11%) 15%
     Income before minority interest
        and income taxes 1,868 71                1,939 3,481 (1,931) 1,550
Minority interest in income
   of BlackRock 47 (47)
Income taxes 579 23 602 1,215 (788) 427
     Net income $1,289 $48 $1,337 $2,219 ($1,096) $1,123 (42%) 19%
OPERATING LEVERAGE - NINE MONTHS ENDED As Reported As Adjusted
Total revenue (28%) 20%
Noninterest expense (11%) 15%
Operating leverage  (17%) 5%
(a) Amounts adjusted to exclude the impact of the following pretax items: (1) the gain of $83 million recognized in connection with PNC's transfer of BlackRock shares to satisfy a portion of our BlackRock LTIP shares obligation, (2) the net mark-to-market adjustment totaling $82 million on our remaining BlackRock LTIP shares obligation, and (3) acquisition and BlackRock/MLIM transaction integration costs totaling $72 million.  The net tax impact of these items is reflected in the adjustment to income taxes.
(b) Amounts adjusted to exclude the impact of the following pretax items: (1) the gain of $2.078 billion on the BlackRock/MLIM transaction, (2) the loss of $196 million on the securities portfolio rebalancing, (3) BlackRock/MLIM transaction integration costs of $91 million for the first nine months of 2006, and (4) the mortgage loan portfolio repositioning loss of $48 million.
The net tax impact of these items is reflected in the adjustment to income taxes. We believe that information as adjusted for the impact of these items may be useful due to the extent to which these items are not indicative of our ongoing operations as the result of our management activities. Additionally, the amounts are also adjusted as if we had recorded our investment in
BlackRock on the equity method. We believe that providing amounts adjusted as if we had recorded our investment in BlackRock on the equity method for all periods presented helps provide a basis of comparability for the impact of the BlackRock deconsolidation given the magnitude of the impact on various components of our consolidated income statement.
2006 to 2007 Change
September 30, 2007 September 30, 2006

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – For the Three Months Ended
Appendix
For the three months ended September 30, 2007 PNC PNC
In millions As Reported Adjustments (a) As Adjusted Reported Adjusted
Net interest income $761 $761
Loan net interest income 294 294 5% 5%
Deposit net interest income 467 467 2% 2%
Provision for credit losses 65 65
     Net interest income less provision for credit losses 696 696
Asset management 204 $2 206
Other 786 50 836
     Total noninterest income 990 52 1,042 2% 7%
Compensation and benefits 553 (16) 537
Other 546 (25) 521
     Total noninterest expense 1,099 (41) 1,058 6% 3%
Income before income taxes 587 93 680
Income taxes 180 31 211
     Net income $407 $62 $469 (4%) 8%
For the three months ended June 30, 2007 PNC PNC
In millions As Reported Adjustments (b) As Adjusted
Net interest income $738 $738
Loan net interest income 280 280
Deposit net interest income 458 458
Provision for credit losses 54 54
     Net interest income less provision for credit losses 684 684
Asset management 190 $1 191
Other 785 1 786
     Total noninterest income 975 2 977
Compensation and benefits 544 (9) 535
Other 496 (6) 490
     Total noninterest expense 1,040 (15) 1,025
Income before income taxes 619 17 636
Income taxes 196 6 202
     Net income $423 $11 $434
% Change vs. June 30, 2007
(a) Includes the impact of the following items on a pretax basis: $50 million net loss related to our BlackRock LTIP shares obligation and $43 million of acquisition and
BlackRock/MLIM transaction integration costs.  The net tax impact of these items is reflected in the adjustment to income taxes.
(b) Includes the impact of the following items on a pretax basis: $16 million of acquisition and BlackRock/MLIM transaction integration costs and $1 million net loss related to our BlackRock LTIP shares obligation.  The net tax impact of these items is reflected in the adjustment to income taxes.

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – 2004 to 2006
Appendix
BlackRock
For the year ended December 31, 2006 PNC Deconsolidation and BlackRock PNC
In millions As Reported Adjustments (a) Other Adjustments Equity Method As Adjusted
Net interest income $2,245 $(10) $2,235
Provision for credit losses 124 124
Noninterest income 6,327 $(1,812) (1,087) $144 3,572
Noninterest expense 4,443 (91) (765) 3,587
Income before minority interest and income taxes 4,005 (1,721) (332) 144 2,096
Minority interest in income of BlackRock 47 18 (65)
Income taxes 1,363 (658) (130) 7 582
   Net income $2,595 $(1,081) $(137) $137 $1,514
For the year ended December 31, 2005 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $2,154 $(12) $2,142
Provision for credit losses 21 21
Noninterest income 4,173 (1,214) $163 3,122
Noninterest expense 4,306 (853) 3,453
Income before minority interest and income taxes 2,000 (373) 163 1,790
Minority interest in income of BlackRock 71 (71)
Income taxes 604 (150) 11 465
   Net income $1,325 $(152) $152 $1,325
(a) Includes the impact of the following items, all on a pretax basis, and adjustment for the tax impact thereof: $2,078 million gain on BlackRock/MLIM transaction,
$196 million securities portfolio rebalancing loss, $101 million of BlackRock/MLIM transaction integration costs, $48 million mortgage loan portfolio repositioning loss, and
$12 million net loss related to our BlackRock LTIP shares obligation.

Non-GAAP to GAAP
Reconcilement
Income Statement Summary – 2004 to 2006 (continued)
Appendix
For the year ended December 31, 2004 BlackRock
PNC Deconsolidation and BlackRock PNC
In millions As Reported Other Adjustments Equity Method As Adjusted
Net interest income $1,969 $(14) $1,955
Provision for credit losses 52 52
Noninterest income 3,572 (745) $101 2,928
Noninterest expense 3,712 (564) 3,148
Income before minority interest and income taxes 1,777 (195) 101 1,683
Minority interest in income of BlackRock 42 (42)
Income taxes 538 (59) 7 486
   Net income $1,197 $(94) $94 $1,197
CAGR
In millions 2004 2005 2006 As Adjusted
Adjusted net interest income $1,955 $2,142 $2,235
Adjusted noninterest income 2,928 3,122 3,572
Adjusted total revenue 4,883 5,264 5,807
9%
Adjusted noninterest expense 3,148 3,453 3,587
7%
Adjusted net income $1,197 $1,325 $1,514
12%
In millions 2004 2005 2006 CAGR
Net interest income, as reported $1,969 $2,154 $2,245
Noninterest income, as reported 3,572 4,173 6,327
Total revenue, as reported 5,541 6,327 8,572
24%
Noninterest expense, as reported 3,712 4,306 4,443
9%
Net income, as reported $1,197 $1,325 $2,595
47%

Non-GAAP to GAAP
Reconcilement
Business Segments
Appendix
Nine Months Ending September 30, 2007
Dollars in millions
Retail
Banking
Corporate &
Institutional
Banking Other
Banking and
Other BlackRock PFPC Total
Net interest income (expense) $1,517 $571 $48 $2,136 ($14) $2,122
Noninterest income 1,280          558             260             2,098          $227 631             2,956
Total Revenue $2,797 $1,129 $308 $4,234 $227 $617 $5,078
Noninterest income as a % of
total revenue
46% 49% 84% 50% 100% 102% 58%
Dollars in millions 2007
% of Segments
2006
% Change
Retail Banking $678 53% $581 17%
Corporate & Institutional Banking 341 26% 328 4%
BlackRock (a) 176 14% 137 28%
PFPC 96 7% 93 3%
     Total business segment earnings 1,291 1,139
Other (a)(b) (2) 1,080
Total consolidated net income $1,289 $2,219
Nine Months Ending September 30
Earnings (Loss)
(a) For our segment reporting presentation in management's discussion and analysis, after-tax BlackRock/MLIM transaction integration costs totaling $4 million and $56 million for the nine months ended September 30, 2007 and September 30, 2006 have been reclassified from BlackRock to "Other." "Other" for the first nine months of 2007 also includes $45 million of after-tax Mercantile acquisition integration costs.
(b) "Other" for the first nine months of 2006 included the $2,078 million pre-tax, or $1,293 million after-tax, gain on the BlackRock/MLIM transaction recorded in the third quarter of 2006.

The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Comerica CMA
Fifth Third Bancorp FITB
KeyCorp KEY
National City Corporation NCC
Regions Financial RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wachovia Corporation WB
Wells Fargo & Company WFC
Ticker
Peer Group of
Super-Regional Banks
Appendix